Janus Investment Fund

Janus Henderson U.S. Growth Opportunities Fund

Supplement dated July 10, 2017

to Currently Effective Prospectuses

Effective July 10, 2017, the prospectuses for Janus Henderson U.S. Growth Opportunities Fund (the “Fund”) are amended as follows:

1.	The following replaces in its entirety the corresponding information found under “Management” in the Fund Summary section of the Fund’s Prospectuses:

Portfolio Managers: W. Scott Priebe is a Portfolio Manager of the Fund, and has been a member of the portfolio management team of the Fund since inception and the Predecessor Fund since inception in December 2014. Derek Pawlak is a Portfolio Manager of the Fund, and has been a member of the portfolio management team of the Fund since inception and the Predecessor Fund since inception in December 2014. Kristi Guay, CFA, is a Portfolio Manager of the Fund, and has been a member of the portfolio management team of the Fund since July 2017.

2.	The following replaces in its entirety the corresponding information in the “Investment Personnel” section of the Prospectuses related to the portfolio management of the Fund:

Janus Henderson U.S. Growth Opportunities Fund

W. Scott Priebe, Portfolio Manager, is a Portfolio Manager of the Fund. Mr. Priebe has been a member of the Fund’s portfolio management team since its inception and a member of the portfolio management team of Henderson U.S. Growth Opportunities Fund since inception in December 2014. Mr. Priebe joined Geneva Capital Management in 2004, which was subsequently purchased by Henderson Global Investors in 2014, and has 12 years of investment management experience.

Derek Pawlak, Portfolio Manager, is a Portfolio Manager of the Fund. Mr. Pawlek has been a member of the Fund’s portfolio management team since its inception and a member of the portfolio management team of Henderson U.S. Growth Opportunities Fund since inception in December 2014. Mr. Pawlak joined Geneva Capital Management in 2007, which was subsequently purchased by Henderson Global Investors in 2014, and has 27 years of investment management experience.

Kristi Guay, Portfolio Manager, is a Portfolio Manager of the Fund. Ms. Guay has been a member of the Fund’s portfolio management team since July 2017. Ms. Guay joined Geneva Capital Management in 2016 as a Portfolio Manager and has 20 years of investment management experience. Prior to joining Geneva Capital Management, Ms. Guay was a senior portfolio manager for Washington Capital Management, a position she held since 2005. Ms. Guay holds a Bachelor of Arts degree in Geography and Political Science from the University of Washington and a Master of Business Administration degree from the University of Washington’s Foster School of Business. Ms. Guay holds the Chartered Financial Analyst designation.

Effective July 10, 2017, references to Michelle Picard are deleted from the Fund’s prospectuses.

Please retain this Supplement with your records.